Note 22 - SUMMARIZED FINANCIAL INFORMATION OF EQUITY INVESTEES (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net sales	$ 54,797	$ 25,500	$ 26,935
Gross Profit	51,815	43,895	57,023
Net income (loss)	10,919	(5,439)	14,140
Equity Investees
Net sales	57,467	55,727	44,866
Gross Profit	13,207	13,543	10,457
Net income (loss)	$ (959)	$ (1,360)	$ (1,347)